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                                                                Exhibit 10.3

                                  BILL OF SALE

DANMARK, INC. d/b/a DMI, a Maine corporation ("Danmark"), and BEACON MARKETING SERVICES, INC., a Maine corporation ("Beacon", and collectively with Danmark, the "Sellers"), wish to sell, assign and transfer the Assets (as defined below) from Sellers to TRENDIRECT MARKETING, INC. (the "Buyer").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, and pursuant to a certain Order Authorizing the Debtors to (i) Sell Substantially all Assets Free and Clear of Liens and Encumbrances Pursuant to 11 U.S.C.A. Sections 363(b), 363(f) and 363(k) and (ii) Assume, Assign and Sell Executory Contracts Pursuant to 11 U.S.C.A. Section 365(b) and 365(f) dated November 21, 2001 (In Re:
Danmark, Inc. Case No. 01-21420, In Re: Beacon Marketing Services, Inc., Case No. 01-21421), Sellers do hereby transfer, assign, grant and convey to the Buyer all of Sellers' right, title and interest in and to such of its (i) assets and properties of every kind, character and description as are listed on Schedules A-1 through A-7 of EXHIBIT A attached hereto and made a part hereof but excluding (ii) assets and properties of every kind, character and description as are listed on Schedule B of EXHIBIT A attached hereto and made a part hereof (collectively, the "Assets") to have and to hold forever.

Sellers each hereby appoint the Buyer its true and lawful attorney, with full power of substitution, by and on the behalf of and for the benefit of the Buyer to:

     (1) demand and receive from time to time any and all of the Assets:

     (2) give receipts and releases for and in respect of the same and any part thereof;

     (3) from time to time, institute and prosecute in the name of either or both of the Sellers or otherwise, but at the expense and for the benefit of the Buyer, any and all proceedings at law, in equity or otherwise which the Buyer may deem proper in order to collect, assert, or enforce any claim, right or title of any kind in and to the Assets;

     (4) defend or compromise any and all actions, suits, or proceedings in respect of any of the Assets; and

     (5) do all such acts and things in relation thereto as the Buyer shall deem necessary or desirable.

Sellers hereby agree that the appointment made and the powers hereby granted are coupled with an interest and may not be revoked or amended by Sellers in any manner or for any reason without the consent of the Buyer.



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SELLERS AND BUYER AGREE THAT SELLER IS SELLING ALL OF THE ASSETS "AS IS/WHERE
IS" AND THAT SELLER MAKES NO GUARANTEE, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUANTITY, KIND, CHARACTER, QUALITY, CONDITION, WEIGHT, SIZE OR DESCRIPTION OF ANY OF THE ASSETS, THEIR MERCHANTABILITY, FITNESS FOR ANY USE OR PURPOSE OR OTHERWISE.

This Bill of Sale shall be binding upon Sellers, their successors and assigns, and shall inure to the benefit of the Buyer, its successors and assigns.

IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be signed by its proper corporate officers as of the 11th day of December, 2001.

                                        DANMARK, INC. d/b/a DMI

                                        By: /s/ Dan W. St. Hilaire
                                        ----------------------------------
                                        Name: Dan W. St. Hilaire
                                        Title: Chief Financial Officer


                                        BEACON MARKETING SERVICES, INC.

                                        By: /s/ Dan W. St. Hilaire
                                        ----------------------------------
                                        Name: Dan W. St. Hilaire
                                        Title: Chief Financial Officer



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                                   EXHIBIT A
                                     Assets

Any claims, causes of action, civil matters and/or any other litigation arising out of the alleged conduct of Daniel Longfellow in connection with the alleged theft of Sellers' trade secrets, intellectual property and any and all books and records related thereto occurring after November 21, 2001 and before December 11, 2001.


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